UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 7, 2007

                             BRIDGE CAPITAL HOLDINGS
                             _______________________
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                      000-50974               80-0123855
         __________                      _________               __________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

              55 Almaden Boulevard, Suite 200
                  SAN JOSE, CALIFORNIA                              95113
         ________________________________________                   _____
         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
                                       ___
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


| | Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)


| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The slide presentation included herein is not filed but is furnished in connection with a presentation at the Company's Annual Shareholders Meeting conducted on June 7, 2007 by the registrants' Chief Executive Officer.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) The exhibit list required by this item is  incorporated  by reference to the exhibit index filed as part of this report.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 7, 2007                       Bridge Capital Holdings





                                          By:   /s/ THOMAS A. SA
                                                ________________________________
                                                    Thomas A. Sa
                                                    Executive Vice President
                                                    Chief Administrative Officer
                                                    Chief Financial Officer







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

                                  Exhibit Index


99.1 Slide presentation by the registrant's Chief Executive Officer at the Company's Annual Meeting conducted on June 7, 2007.











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